UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 23, 2011

FelCor Lodging Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware	333-3959-01	75-2544994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Indenture and Supplemental Indenture

On May 23, 2011, FelCor Lodging Limited Partnership (“FelCor LP”), a subsidiary, and the operating partnership, of FelCor Lodging Trust Incorporated (“FelCor”), assumed $525 million in aggregate principal amount of senior secured notes (the “Notes”), which were originally issued by a wholly-owned subsidiary of FelCor LP (“FelCor Escrow Sub”). The Notes bear a fixed interest rate of 6.75 percent per year and mature on December 1, 2019, are guaranteed by FelCor and certain of its subsidiaries, and are secured by a combination of (i) first lien mortgages and related security interests on six hotels and (ii) pledges of equity interests in certain subsidiaries of FelCor LP.  The Notes were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside the United States under Regulation S of the Securities Act.

The proceeds from the offering and the sale of the Notes were deposited in escrow pending assumption of the Notes by FelCor LP as described above. The net proceeds of the offering were approximately $512 million after fees and expenses.  As previously announced, FelCor LP agreed to acquire Morgans New York for $51.8 million and Royalton New York for $88.2 million (together, the “Acquisitions”) from affiliates of Morgans Hotel Group Corp. The Acquisitions, which were the primary condition to the release of proceeds from escrow, were consummated on May 23, 2011, and were funded with a portion of the net proceeds of the offering. The remainder of the net proceeds of the offering will be used for general corporate purposes, including repayment of certain indebtedness, which will lower its overall cost of debt and extend its maturity profile, and to fund future acquisition opportunities.

The Notes are governed by an indenture (the “Indenture”) entered into by FelCor Escrow Sub, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as collateral agent, registrar and paying agent. A copy of the Indenture is attached to FelCor’s current report on Form 8-K dated May 23, 2011, as Exhibit 4.1 and incorporated herein by reference. In connection with the assumption of the Notes, and the provision of the guaranties, as described above, FelCor, FelCor LP and certain of their subsidiaries (including FelCor Escrow Sub) entered into a supplemental indenture (the “Supplemental Indenture”) to the Indenture. A copy of the Supplemental Indenture is attached to FelCor’s Current Report on Form 8-K dated May 23, 2011, as Exhibit 4.2 and is incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the Notes, FelCor and FelCor LP entered into a registration rights agreement (the “Registration Rights Agreement”) with J.P. Morgan Securities LLC on its own behalf and as representative of the other initial purchasers of the Notes, which became effective when FelCor LP assumed the Notes. FelCor and FelCor LP have agreed to use their commercially reasonable efforts, at their cost, to file and cause to become effective, an exchange offer registration statement with respect to an offer to exchange the Notes for notes identical to the Notes (except that the exchanged notes will not have restrictions on transfer), or, under certain circumstances to file a shelf registration statement to cover the resale of the Notes. The Registration Rights Agreement provides that the exchange offer will remain open for at least 20 business days after notice is mailed to the holders of the Notes. If FelCor and FelCor LP fail to file a registration statement required by the Registration Rights Agreement within the prescribed time periods, or any such registration statement is not declared effective within the prescribed time periods, FelCor LP will be required to pay additional interest to the holders of the Notes. A copy of the Registration Rights Agreement is attached to FelCor’s Current Report on Form 8-K dated May 23, 2011, as Exhibit 4.3 and is incorporated herein by reference.

Pledge Agreement and Mortgage

In connection with FelCor LP’s assumption of the Notes, FelCor LP, FelCor and certain of its subsidiaries, as pledgors, entered into a pledge agreement (the “Pledge Agreement”) with Deutsche Bank Trust Company Americas, as collateral agent (“Collateral Agent”), pursuant to which FelCor LP and the subsidiary pledgors granted a security interest in certain equity interests to the Collateral Agent. In addition, certain subsidiaries of the Company entered into mortgages or deeds of trust with the Collateral Agent, pursuant to which the subsidiaries granted mortgage liens and security interests in the hotel properties and related assets owned by them to the Collateral Agent. The security interests in the equity interests and the mortgage liens and security interests in the hotel properties will be released automatically upon payment in full of all amounts due under the Notes or otherwise upon release by the Trustee in accordance with the Indenture. Copies of a Form of Mortgage and the Pledge Agreement are attached to FelCor’s Current Report on Form 8-K dated May 23, 2011, as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See “Indenture and Supplemental Indenture” under Item 1.01 above, which is incorporated herein by reference.

Section 8 - Other Events

Item 8.01 Other Events.
In connection with FelCor LP’s assumption of the Notes, FelCor, FelCor LP and certain of their subsidiaries entered into a fifth supplemental indenture (the “Fifth Supplemental Indenture”) to the indenture governing FelCor LP’s 10% Senior Secured Notes due 2014 (the “10% Notes”) to add as subsidiary guarantors thereof those subsidiaries of FelCor LP that became subsidiary guarantors of the Notes if they were not previously subsidiary guarantors of the 10% Notes. Previously, the Company, FelCor LP and certain of their subsidiaries entered into a fourth supplemental indenture (the “Fourth Supplemental Indenture”) to the indenture governing the 10% Notes that clarified the limitation on liens by correcting a typographical error. Copies of the Fourth Supplemental Indenture and the Fifth Supplemental Indenture are attached to FelCor’s Current Report on Form 8-K dated May 23, 2011, as Exhibits 4.4 and 4.5, respectively, and are incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number
Description of Exhibit

4.1
Indenture, dated as of May 10, 2011, by and between FelCor Escrow Holdings, L.L.C. and Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as Collateral Agent, Registrar and Paying Agent (filed as exhibit 4.1 to FelCor Lodging Trust Incorporated’s Current Report on Form 8-K dated May 23, 2011, (“FelCor’s May 23, 2011 Current Report on Form 8-K”) and incorporated herein by reference).

4.2
First Supplemental Indenture, dated as of May 23, 2011, by and among FelCor Escrow Holdings, L.L.C., FelCor Lodging Limited Partnership, FelCor Lodging Trust Incorporated, certain of their subsidiaries, as guarantors, and Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as Collateral Agent, Registrar and Paying Agent (filed as exhibit 4.2 to FelCor’s May 23, 2011 Current Report on Form 8-K and incorporated herein by reference).

4.3
Registration Rights Agreement, dated May 10, 2011, among FelCor Lodging Limited Partnership, FelCor Lodging Trust Incorporated, the subsidiary guarantors named therein, and J.P. Morgan Securities LLC (filed as exhibit 4.3 to FelCor’s May 23, 2011 Current Report on Form 8-K and incorporated herein by reference).

4.4
Fourth Supplemental Indenture, dated as of March 3, 2011, by and among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, certain of their subsidiaries, as guarantors, and U.S. Bank National Association, as trustee (filed as exhibit 4.4 to FelCor’s May 23, 2011 Current Report on Form 8-K and incorporated herein by reference).

4.5
Fifth Supplemental Indenture, dated as of May 23, 2011, by and among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, certain of their subsidiaries, as guarantors, and U.S. Bank National Association, as trustee (filed as exhibit 4.5 to FelCor’s May 23, 2011 Current Report on Form 8-K and incorporated herein by reference).

10.1
Form of [Fee and] Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (filed as exhibit 10.1 to FelCor’s May 23, 2011 Current Report on Form 8-K and incorporated herein by reference).

10.2
Pledge Agreement, dated as of May 23, 2011, among FelCor Lodging Limited Partnership, FelCor Lodging Trust Incorporated, the subsidiaries named therein, and Deutsche Bank Trust Company Americas, as Collateral Agent (filed as exhibit 10.2 to FelCor’s May 23, 2011 Current Report on Form 8-K and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FELCOR LODGING LIMITED PARTNERSHIP
a Delaware limited partnership

	By:	FelCor Lodging Trust Incorporated
Its general partner

Date: May 27, 2011	By:	/s/ Jonathan H. Yellen
		Name: Title:	Jonathan H. Yellen Executive Vice President, General Counsel and Secretary